    As filed with the Securities and Exchange Commission on April 19, 2002


                                                     Registration No. 333-84814

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               -----------------

                                AMENDMENT NO. 1


                                      TO

                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                               -----------------
                       AMERICAN BAR ASSOCIATION MEMBERS/
                         STATE STREET COLLECTIVE TRUST
            (Exact name of registrant as specified in its charter)

                               -----------------

       Massachusetts                 6722                   04-6691601
      (State or other
      jurisdiction of          (Primary Standard               (IRS
      incorporation or     Industrial Classification  Employer Identification
       organization)             Code Number)                  No.)

               225 Franklin Street, Boston, Massachusetts 02110
                                (617) 786-3000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                        Maureen Scannell Bateman, Esq.
                 Executive Vice President and General Counsel
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                                (617) 786-3000
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                with a copy to:

                            Judith R. Thoyer, Esq.
                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                         New York, New York 10019-6064
                                (212) 373-3000

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [X]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

   Pursuant to Rule 429 under the Securities Act, the prospectus contained in this Registration Statement also relates to Registration Statement No. 333-69427.

                               -----------------



   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

               PART II.  INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.  Other Expenses of Issuance and Distribution.

   The expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table (all amounts except the registration fee are estimated):

      Registration fee........................................... $ 23,000
      Accountant's fees and expenses.............................  227,000
      Legal fees and expenses....................................  100,000
      Printing and mailing expenses..............................  429,000
      Blue Sky fees and expenses.................................  125,000
      Miscellaneous..............................................   35,000
                                                                  --------
         Total................................................... $939,000
                                                                  ========

Item 14.  Indemnification of Directors and Officers.

   State Street's By-Laws provide that State Street shall indemnify each person who is or was a director, officer, employee or other agent of State Street against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements reasonably incurred by such persons in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such action was in the best interests of State Street.

   State Street Corporation, the parent company of State Street, carries director and officer liability insurance that protects directors and officers from losses arising out of actual or alleged negligence or imprudent acts or omissions while they are directing or managing the affairs of State Street Corporation.

   State Street Corporation also carries bankers professional liability insurance which protects State Street and State Street Corporation against losses resulting from actual or alleged wrongful acts committed in connection with rendering a professional service.

   Each of the Investment Advisor Agreements between State Street and the Investment Advisors provides that to the extent permitted by applicable law, the Investment Advisor agrees to indemnify and hold harmless State Street for any losses, damages or expenses resulting from (1) any recommendation of the Investment Advisor or based on information provided by the Investment Advisor,
(2) the Investment Advisor's failure to provide correct and timely information or to make recommendations on a timely basis as provided in the applicable Agreement and (3) any disclosure relating to the Investment Advisor or the services provided by the Investment Advisor with respect to a Fund which the Investment Advisor has prepared, approved in writing or has not disapproved within five (5) business days following transmission to a person designated by the Investment Advisor to review such disclosure; provided, however, that the Investment Advisor shall not be required to indemnify and hold harmless State Street to the extent that such losses, damages or expenses result from an act or omission of the Investment Advisor with respect to which the Investment Advisor not only has used such care, skill, prudence and diligence as a reasonably prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, but also has otherwise acted in accordance with the Investment Advisor Agreement.

Item 15  Recent Sales of Unregistered Securities

   Since January 1, 1999, the Collective Trust has issued an aggregate of approximately $2,413,100,232 in unregistered Units. Such Units were offered and sold in reliance upon the exemption from registration under Rule 180 promulgated under the Securities Act relating to exemption from registration of interests and participations issued in connection with certain H.R. 10 plans.

Item 16.  Exhibits and Financial Statement Schedules.

   (a) Exhibits


Exhibit No.                        Description of Document
-----------                        -----------------------
   3.1      American Bar Association Members/State Street Collective Trust,
            Declaration of Trust by State Street Bank and Trust Company, amended and restated December 5, 1991, included as Exhibit 3.1 to
            Registrant's Form S-1 Registration Statement No. 33-50080 and
            incorporated herein by reference thereto.

   3.2      American Bar Association Members/State Street Collective Trust,
            Amendment to Declaration of Trust by State Street Bank and Trust
            Company dated July 31, 1995, included as Exhibit 3.2 to Registrant's
            Form S-1 Registration Statement No. 33-92120 and incorporated herein by reference thereto.

   3.3*     American Bar Association Members/State Street Collective Trust, Fifth
            Amended Fund Declaration for the Stable Asset Return Fund.

   3.4*     American Bar Association Members/State Street Collective Trust,
            Fourth Amended and Restated Fund Declaration for the Intermediate
            Bond Fund.

   3.5*     American Bar Association Members/State Street Collective Trust, Fifth
            Amended and Restated Fund Declaration for the Balanced Fund.

   3.6*     American Bar Association Members/State Street Collective Trust,
            Fourth Amended and Restated Fund Declaration for the Large-Cap Value
            Equity Fund.

   3.7*     American Bar Association Members/State Street Collective Trust, Sixth
            Amended and Restated Fund Declaration for the Large-Cap Growth Equity
            Fund.

   3.8*     American Bar Association Members/State Street Collective Trust, Fifth
            Amended and Restated Fund Declaration for the Index Equity Fund.

   3.9*     American Bar Association Members/State Street Collective Trust, Sixth
            Amended and Restated Fund Declaration for the Small-Cap Equity Fund.

   3.10*    American Bar Association Members/State Street Collective Trust, Fifth
            Amended and Restated Fund Declaration for the International Equity
            Fund.

   3.11*    American Bar Association Members/State Street Collective Trust,
            Second Amended and Restated Fund Declaration for the Structured
            Portfolio Service.

   3.12*    American Bar Association Members/State Street Collective Trust, Fund
            Declaration for the Mid-Cap Growth Equity Fund.

   3.13*    American Bar Association Members/State Street Collective Trust, Fund
            Declaration for the Mid-Cap Value Equity Fund.

Exhibit No.                        Description of Document
-----------                        -----------------------

  4.1       American Bar Association Members/State Street Collective Trust,
            Declaration of Trust and Fund Declaration for each Fund and the Structured Portfolio Service, included in Exhibits No. 3.1 through
            3.11 above.

  5.1* Opinion of Paul, Weiss, Rifkind, Wharton & Garrison regarding the legality of the Units registered.

  5.2*      Opinion of Goodwin Procter LLP regarding matters of Massachusetts law.

 10.1       Trust Agreement of the American Bar Association Members Retirement
            Trust, amended and restated as of January 1, 1992, by and between the American Bar Retirement Association and State Street Bank and Trust
            Company, included as Exhibit 10.1 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

 10.2 Trust Agreement of the American Bar Association Members Pooled Trust for Retirement Plans, amended and restated as of January 1, 1992, by and between the American Bar Retirement Association and State Street
            Bank and Trust Company, included as Exhibit 10.2 to Registrant's Form
            10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

 10.3 Amendment to the American Bar Association Members Retirement Trust dated July 31, 1995 by and between the American Bar Retirement
            Association and State Street Bank and Trust Company, included as
            Exhibit 10.3 to Registrant's Form S-1 Registration Statement No.
            33-92120 and incorporated herein by reference hereto.

 10.4       Amendment to the American Bar Association Members Pooled Trust for
            Retirement Plans dated July 31, 1995 by and between the American Bar
            Retirement Association and State Street Bank and Trust Company, included as Exhibit 10.4 to Registrant's Form S-1 Registration
            Statement No. 33-92120 and incorporated herein by reference thereto.

 10.5       American Bar Association Members Retirement Plan--Basic Plan Document
            No. 01 as amended and related adoption agreements, included as
            Exhibit 10.5 to Registrant's Form 10-K for the year ended December
            31, 2001 and incorporated herein by reference thereto.

 10.6       American Bar Association Members Defined Benefit Pension Plan--Basic
            Plan Document No. 02 and related adoption agreements, included as
            Exhibit 10.6 to Registrant's Form 10-K for the year ended December
            31, 2001 and incorporated herein by reference thereto.

 10.7.1     Administrative and Investment Services Agreement effective January 1,
            1999, between State Street Bank and Trust Company and the American
            Bar Retirement Association, included as Exhibit 10.7 to the
            Registrant's Form S-1 Registration Statement No. 333-69427 and incorporated herein by reference thereto.

 10.7.2     Amendment No. 1 to the Administrative and Investment Services
            Agreement between State Street Bank and Trust Company and the
            American Bar Retirement Association, included as Exhibit 10.7.2 to
            Registrant's Annual Report on Form 10-K for the year ended December
            31, 2000 and incorporated herein by reference thereto.

 10.7.3**   Amendment No. 2 to the Administrative and Investment Services
            Agreement between State Street Bank and Trust Company and the
            American Bar Retirement Association.

 10.8 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital Guardian
            Trust Company, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

Exhibit No.                        Description of Document
-----------                        -----------------------

  10.9 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM Capital
            Management, included as Exhibit 10.8 to Registrant's Annual Report on
            Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

  10.10 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital Guardian
            Trust Company, included as Exhibit 10.9 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

  10.11 Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit Investment
            Associates, Inc., included as Exhibit 10.10 to Registrant's Annual
            Report on Form 10-K for the year December 31, 1991 and incorporated herein by reference thereto.

  10.12 Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and Morgan Stanley
            Investment Management (as successor to Miller Anderson & Sherrerd), included as Exhibit 10.13 to Registrant's Form S-1 Registration
            Statement No. 33-50080 and incorporated herein by reference thereto.

  10.13* Investment Advisor Agreement effective as of July 1, 2002 by and between State Street Bank and Trust Company and Pacific Investment
            Management Company LLC.

  10.14 Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and Capital Guardian
            Trust Company, included as Exhibit 10.1 to Registrant's Quarterly
            Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.

  10.15     Investment Advisor Agreement dated July 31, 1995 by and between State
            Street Bank and Trust Company and Sanford Bernstein & Co. Inc., included as Exhibit 10.17 to Registrant's Form S-1 Registration
            Statement No. 33-92120 and incorporated herein by reference thereto.

  10.16 Investment Advisor Agreement effective as of May 31, 2000 by and between State Street Bank and Trust Company and Dresdner RCM Global
            Investors LLC, included as Exhibit 10.16 to Registrant's Form S-1
            Registration Statement No. 333-57252 and incorporated herein by reference thereto.

  10.17 Investor Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and Bankers Trust
            Company, included as Exhibit 10.2 to the Registrant's Quarterly
            Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.

  10.18* Investment Advisor Agreement effective as of July 15, 2002 by and between State Street Bank and Trust Company and Ariel Capital
            Management, Inc.

  10.19* Investment Advisor Agreement effective as of July 15, 2002 by and between State Street Bank and Trust Company and Turner Investment
            Partners.

  23.1 Consent of Paul, Weiss, Rifkind, Wharton & Garrison, included in the opinion filed as Exhibit 5.1.

  23.2      Consent of Goodwin Procter LLP, included in the opinion filed as
            Exhibit 5.2.

  23.3**    Consent of PricewaterhouseCoopers LLP.

  24.1**    Power of Attorney.



--------

*  Filed herewith.




** Filed previously.

   (b) Financial Statement Schedules and Related Reports

      A Schedule of Investments for each of the Small-Cap Equity Fund, the Balanced Fund, the Large-Cap Growth Equity Fund and the Large-Cap Value Equity Fund is filed as part of this Registration Statement. See "Index to Financial Statements."

   All other schedules and reports are omitted because they are not applicable or not required, or because the information required therein is included in the financial statements or the notes thereto.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on April 19, 2002.


                                            AMERICAN BAR ASSOCIATION MEMBERS/
                                              STATE STREET COLLECTIVE TRUST

                                            By:    /S/ JAMES S. PHALEN
                                                -----------------------------
                                                Name:  James S. Phalen
                                                Title:    President and Chief
                                                Executive Officer


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 19, 2002.


          Signature                                 Title
          ---------                                 -----

     /S/ JAMES S. PHALEN      President and Chief Executive Officer of the
-----------------------------   American Bar Association Members/State Street
       James S. Phalen          Collective Trust (Principal Executive Officer)

   /S/ BETH M. HALBERSTADT    Vice President and Chief Financial Officer of the
-----------------------------   American Bar Association Members/ State Street
     Beth M. Halberstadt        Collective Trust (Principal Financial Officer)

    /S/ SUSAN C. DANIELS      Treasurer and Chief Accounting Officer of the
-----------------------------   American Bar Association Members/State Street
      Susan C. Daniels          Collective Trust (Principal Accounting Officer)

          Signature                                           Title
          ---------                                           -----

              *
-----------------------------
  Tenley E. Albright, M.D.    Director of State Street Bank and Trust Company

              *
-----------------------------
    I. MacAllister Booth      Director of State Street Bank and Trust Company

-----------------------------
      Truman S. Casner        Director of State Street Bank and Trust Company

-----------------------------
     Nader F. Darehshori      Director of State Street Bank and Trust Company

              *
-----------------------------
     Arthur L. Goldstein      Director of State Street Bank and Trust Company

              *
-----------------------------
       David P. Gruber        Director of State Street Bank and Trust Company

              *
-----------------------------
        Linda A. Hill         Director of State Street Bank and Trust Company

-----------------------------
      John M. Kucharski       Director of State Street Bank and Trust Company

              *
-----------------------------
     Charles R. LaMantia      Director of State Street Bank and Trust Company

          Signature                                           Title
          ---------                                           -----

              *
-----------------------------
       Ronald E. Logue        Director of State Street Bank and Trust Company

              *
-----------------------------
      Dennis J. Picard        Director of State Street Bank and Trust Company

              *
-----------------------------
      Richard P. Sergel       Director of State Street Bank and Trust Company

              *
-----------------------------
       David A. Spina         Director of State Street Bank and Trust Company

              *
-----------------------------
      Gregory L. Summe        Director of State Street Bank and Trust Company

-----------------------------
     Diana Chapman Walsh      Director of State Street Bank and Trust Company



*By   /S/  RONALD E. LOGUE
    -------------------------
      Name: Ronald E. Logue
        Attorney-in-Fact




*By   /S/  MAUREEN SCANNELL
             BATEMAN
    -------------------------
     Name: Maureen Scannell
             Bateman
        Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit No.                                   Description of Document
-----------                                   -----------------------
    3.1     American Bar Association Members/State Street Collective Trust, Declaration of Trust by
            State Street Bank and Trust Company, amended and restated December 5, 1991, included as
            Exhibit 3.1 to Registrant's Form S-1 Registration Statement No. 33-50080 and incorporated herein by reference thereto.

    3.2     American Bar Association Members/State Street Collective Trust, Amendment to
            Declaration of Trust by State Street Bank and Trust Company dated July 31, 1995, included as Exhibit 3.2 to Registrant's Form S-1 Registration Statement No. 33-92120 and
            incorporated herein by reference thereto.

    3.3*    American Bar Association Members/State Street Collective Trust, Fifth Amended Fund
            Declaration for the Stable Asset Return Fund.

    3.4*    American Bar Association Members/State Street Collective Trust, Fourth Amended and
            Restated Fund Declaration for the Intermediate Bond Fund.

    3.5*    American Bar Association Members/State Street Collective Trust, Fifth Amended and
            Restated Fund Declaration for the Balanced Fund.

    3.6*    American Bar Association Members/State Street Collective Trust, Fourth Amended and
            Restated Fund Declaration for the Large-Cap Value Equity Fund.

    3.7*    American Bar Association Members/State Street Collective Trust, Sixth Amended and
            Restated Fund Declaration for the Large-Cap Growth Equity Fund.

    3.8*    American Bar Association Members/State Street Collective Trust, Fifth Amended and
            Restated Fund Declaration for the Index Equity Fund.

    3.9*    American Bar Association Members/State Street Collective Trust, Sixth Amended and
            Restated Fund Declaration for the Small-Cap Equity Fund.

    3.10*   American Bar Association Members/State Street Collective Trust, Fifth Amended and
            Restated Fund Declaration for the International Equity Fund.

    3.11*   American Bar Association Members/State Street Collective Trust, Second Amended and
            Restated Fund Declaration for the Structured Portfolio Service.

    3.12*   American Bar Association Members/State Street Collective Trust, Fund Declaration for the
            Mid-Cap Growth Equity Fund.

    3.13*   American Bar Association Members/State Street Collective Trust, Fund Declaration for the
            Mid-Cap Value Equity Fund.

    4.1     American Bar Association Members/State Street Collective Trust, Declaration of Trust and
            Fund Declaration for each Fund and the Structured Portfolio Service, included in Exhibits
            No. 3.1 through 3.11 above.

    5.1*    Opinion of Paul, Weiss, Rifkind, Wharton & Garrison regarding the legality of the Units registered.

    5.2*    Opinion of Goodwin Procter LLP regarding matters of Massachusetts law.

   10.1     Trust Agreement of the American Bar Association Members Retirement Trust, amended and restated as of January 1, 1992, by and between the American Bar Retirement Association and
            State Street Bank and Trust Company, included as Exhibit 10.1 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

Exhibit No.                                   Description of Document
-----------                                   -----------------------

  10.2      Trust Agreement of the American Bar Association Members Pooled Trust for Retirement
            Plans, amended and restated as of January 1, 1992, by and between the American Bar
            Retirement Association and State Street Bank and Trust Company, included as Exhibit 10.2 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

  10.3      Amendment to the American Bar Association Members Retirement Trust dated July 31, 1995 by and between the American Bar Retirement Association and State Street Bank and Trust
            Company, included as Exhibit 10.3 to Registrant's Form S-1 Registration Statement
            No. 33-92120 and incorporated herein by reference hereto.

  10.4      Amendment to the American Bar Association Members Pooled Trust for Retirement Plans
            dated July 31, 1995 by and between the American Bar Retirement Association and State
            Street Bank and Trust Company, included as Exhibit 10.4 to Registrant's Form S-1
            Registration Statement No. 33-92120 and incorporated herein by reference thereto.

  10.5      American Bar Association Members Retirement Plan--Basic Plan Document No. 01 as
            amended and related adoption agreements, included as Exhibit 10.5 to Registrant's Form 10-K for the year ended December 31, 2001 and incorporated herein by reference thereto.

  10.6      American Bar Association Members Defined Benefit Pension Plan--Basic Plan Document
            No. 02 and related adoption agreements, included as Exhibit 10.6 to Registrant's Form 10-K for the year ended December 31, 2001 and incorporated herein by reference thereto.

  10.7.1    Administrative and Investment Services Agreement effective January 1, 1999, between State
            Street Bank and Trust Company and the American Bar Retirement Association, included as
            Exhibit 10.7 to the Registrant's Form S-1 Registration Statement No. 333-69427 and
            incorporated herein by reference thereto.

  10.7.2    Amendment No. 1 to the Administrative and Investment Services Agreement between State
            Street Bank and Trust Company and the American Bar Retirement Association, included as
            Exhibit 10.7.2 to Registrant's Annual Report on Form 10-K for the year ended December 31,
            2000 and incorporated herein by reference thereto.

  10.7.3**  Amendment No. 2 to the Administrative and Investment Services Agreement between State
            Street Bank and Trust Company and the American Bar Retirement Association.

  10.8      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street
            Bank and Trust Company and Capital Guardian Trust Company, included as Exhibit 10.6 to
            Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

  10.9      Investment Advisor Agreement effective as of January 1, 1992 by and between State Street
            Bank and Trust Company and RCM Capital Management, included as Exhibit 10.8 to
            Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

  10.10     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street
            Bank and Trust Company and Capital Guardian Trust Company, included as Exhibit 10.9 to
            Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.

  10.11     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street
            Bank and Trust Company and Sit Investment Associates, Inc., included as Exhibit 10.10 to
            Registrant's Annual Report on Form 10-K for the year December 31, 1991 and incorporated herein by reference thereto.

Exhibit No.                                   Description of Document
-----------                                   -----------------------

   10.12    Investment Advisor Agreement effective as of October 1, 1992 by and between State Street
            Bank and Trust Company and Morgan Stanley Investment Management (as successor to
            Miller Anderson & Sherrerd), included as Exhibit 10.13 to Registrant's Form S-1 Registration
            Statement No. 33-50080 and incorporated herein by reference thereto.

   10.13*   Investment Advisor Agreement effective as of July 1, 2002 by and between State Street Bank and Trust Company and Pacific Investment Management Company LLC.

   10.14    Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and Capital Guardian Trust Company, included as Exhibit 10.1 to
            Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.

   10.15    Investment Advisor Agreement dated July 31, 1995 by and between State Street Bank and
            Trust Company and Sanford Bernstein & Co. Inc., included as Exhibit 10.17 to Registrant's
            Form S-1 Registration Statement No. 33-92120 and incorporated herein by reference thereto.

   10.16    Investment Advisor Agreement effective as of May 31, 2000 by and between State Street Bank and Trust Company and Dresdner RCM Global Investors LLC, included as Exhibit 10.16 to
            Registrant's Form S-2 Registration Statement No. 333-57252 and incorporated herein by reference thereto.

   10.17    Investor Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and Bankers Trust Company, included as Exhibit 10.2 to the Registrant's
            Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.

   10.18*   Investment Advisor Agreement effective as of July 15, 2002 by and between State Street Bank and Trust Company and Ariel Capital Management, Inc.

   10.19*   Investment Advisor Agreement effective as of July 15, 2002 by and between State Street Bank and Trust Company and Turner Investment Partners.

   23.1     Consent of Paul, Weiss, Rifkind, Wharton & Garrison, included in the opinion filed as
            Exhibit 5.1.

   23.2     Consent of Goodwin Procter LLP, included in the opinion filed as Exhibit 5.2.

   23.3**   Consent of PricewaterhouseCoopers LLP.

   24.1**   Power of Attorney.

--------

* Filed herewith.


** Filed previously.